UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 5, 2008

TRUSTCASH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-49838 (Commission File Number)	94-3381088 (IRS Employer Identification Number)

Gregory Moss, Chief Executive Officer

400 Park Avenue, Suite 1420, New York, New York 10022

(Address of principal executive offices)

(800) 975-5196

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2007 Trustcash Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TCHH Acquisition Corp, a wholly-owned subsidiary of the Company (“TCHH”), and Paivis Corp., (“Paivis”) whereby the Company intended to acquire all of the issued and outstanding common shares of Paivis on a share for share exchange basis. The Merger Agreement was filed on Form 8-K with the Securities and Exchange Commission on December 28, 2007. On February 5, 2008, the parties to the Agreement and Plan of Merger agreed to amended the terms and conditions of the original agreement with the execution of an Amended and Restated Agreement and Plan of Merger (the “Amended Agreement”) which principal amendments are as follows:

•

The Company is to acquire 100% of Paivis’ outstanding common stock in exchange for a cash payment and common stock. Each issued and outstanding share of Paivis to be exchanged for the right to receive $0.10 and one (1) share of the Company’s common stock.

•	The parties have agreed to use their best efforts to consummate the transaction on or before March 31, 2008 or as soon thereafter as is reasonably practicable.
•

The Amended Agreement remains subject to the satisfaction of certain conditions precedent most importantly to the realization of a minimum level of financing by the Company, the completion of respective audited financial statements, shareholder approvals, and the satisfaction of respective due diligence inquiries.

ITEM 7.01	REGULATION FD DISCLOSURE

_____________________________________________________________________________________

The information set forth under this Item 7.01, including Exhibit 10 and Exhibit 99 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing. Attached hereto, as Exhibit 10, is the Amended Agreement and attached as Exhibit 99 is a press release issued by the Company on February 7, 2008 regarding the parties’ execution of the Amended Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibits are filed herewith:

Exhibit No.	Description

10	Amended and Restated Agreement and Plan of Merger dated February 5, 2008
99	Press release dated February 7, 2008

_____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trustcash Holdings, Inc.	Date

By: /s/ Gregory Moss	February 11, 2008

Name: Gregory Moss

Title:	President and Chief Executive Officer

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